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                                                            EXHIBIT 10.36
                                                              Page 1


                           MODIFICATION TO PROMISSORY NOTE




    WHEREAS, on February 20, 1996, Lee Pharmaceuticals ("Maker") and Mark DiSalvo ("Holder") entered into an agreement ("Note") whereby Lee
Pharmaceuticals was to pay to Mark DiSalvo the sum of One Hundred Thousand Dollars; and

    WHEREAS, the parties thereto now desire to further modify said Note;

    NOW, THEREFORE, the parties modify said Note as follows:

    1. The maturity date of the Note is extended from February 20, 1997, until December 1, 1998.

    2. The per annum interest rate has been increased from 15% to 20% effective November 1, 1997.

    3.   All other terms and conditions of the Note remain the same.

     Date this 13 day of February, 1997.



                                                 Ronald G. Lee
                                         ------------------------------
                                         Lee Pharmaceuticals
                                         By:  Ronald G. Lee, President



                                                   Mark DiSalvo
                                         ------------------------------
                                         Mark DiSalvo